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Exhibit 10.4

AMENDMENT NO. 2
TO THE
WITNESS SYSTEMS, INC.
AMENDED AND RESTATED STOCK INCENTIVE PLAN

        THIS AMENDMENT NO. 2 TO THE WITNESS SYSTEMS, INC. AMENDED AND RESTATED STOCK INCENTIVE PLAN (this "Amendment") is made effective as of the     day of            , 2004, by Witness Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company").

W I T N E S S E T H:

        WHEREAS, the Company has previously adopted and currently maintains the Witness Systems, Inc. Amended and Restated Stock Incentive Plan (the "Plan); and

        WHEREAS, the Board of Directors has determined that it is in the best interest of the Company to amend the Plan to prohibit the repricing of any stock options granted under the Plan without express prior stockholder approval;

        NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, the Plan is hereby amended as follows:

1.
The Plan is hereby amended by deleting the first paragraph of Section 13 of the Plan in its entirety and substituting in lieu thereof the following:

Section 13.
Amendment or Termination

    This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company: (a) to increase the number of Shares reserved under Section 3, except as set forth in Section 11, (b) to extend the maximum life of the Plan under Section 10 or the maximum exercise period under Section 7, (c) to decrease the minimum Exercise Price under Section 7, (d) to change the designation of Employees or Key Persons eligible for Stock Incentives under Section 6 or (e) to reprice any outstanding stock option grants.

2.
This Amendment is subject to, and shall become effective only upon, approval thereof by the Company's stockholders.

3.
Capitalized terms not otherwise defined herein shall have the meaning given them in the Plan.

4.
Except as specifically amended by this Amendment, the Plan shall remain in full force and effect as prior to this Amendment.

        IN WITNESS WHEREOF, the Company has caused this Amendment No. 2 to the Witness Systems, Inc. Amended and Restated Stock Incentive Plan to be executed as of the day and year first above written.

WITNESS SYSTEMS, INC.
By:	David B. Gould Chairman and Chief Executive Officer

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  Exhibit 10.4
AMENDMENT NO. 2 TO THE WITNESS SYSTEMS, INC. AMENDED AND RESTATED STOCK INCENTIVE PLAN